SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[X]      Defintive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12



                               IES INDUSTRIES INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per  Exchange  Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),
    14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:
- --------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:
- --------------------------------------------------------------------------------
(3)      Per  unit  price  or other  underlying  value  of  transaction computed  pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated  and state how it was determined):
- --------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:
- --------------------------------------------------------------------------------
(5)      Total fee paid:
- --------------------------------------------------------------------------------


[ ]      Fee paid previously with preliminary materials.
[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee



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         was paid  previously.  Identify  the  previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

         $500,063
- --------------------------------------------------------------------------------

(2)      Form, Schedule or Registration Statement No.:

         PRELIMINARY PROXY MATERIALS of WPL HOLDINGS, INC., IES INDUSTRIES INC. and INTERSTATE POWER COMPANY, JOINT PROXY STATEMENT of WPL HOLDINGS, INC., IES INDUSTRIES INC. and INTERSTATE POWER COMPANY AND PROSPECTUS of WPL HOLDINGS, INC. and INTERSTATE POWER COMPANY, ON FORM S-4 FILE NO. 333-07931, and SUPPLEMENT TO JOINT PROXY STATEMENT and PROSPECTUS SUPPLEMENT, ON FORM S-4 amended by FORM S-4/A FILE NO. 333-10401
- --------------------------------------------------------------------------------

(3)      Filing Party:

         IES INDUSTRIES INC, WPL HOLDINGS, INC and INTERSTATE POWER COMPANY
- --------------------------------------------------------------------------------

(4)      Date Filed:
         JANUARY 18, 1996,  JULY 11,  1996,  AUGUST 19, 1996 and AUGUST
         22, 1996
- --------------------------------------------------------------------------------

                   AN OPEN LETTER TO MIDAMERICAN SHAREHOLDERS


Dear MidAmerican Shareholder:

We would rather have communicated with you directly through the mail, but MidAmerican refused to provide its shareholder list. MidAmerican's proposal to merge with IES has been carefully considered and rejected by the Board of IES. We think that a MidAmerican-IES merger, under the terms proposed, is a bad idea not only for IES shareholders, but for MidAmerican shareholders as well.

We think it is important for you to know some of the potential consequences for MidAmerican shareholders of your Board's proposal:

Dilution of Earnings per Share Even if one assumes that MidAmerican can achieve the synergies it claims -- and we don't -- we think their proposal could dilute MidAmerican's earnings per share by 10 percent in the first year and beyond.

Weakened  Balance  Sheet  A  MidAmerican-IES  combination,   under  the  current
proposal, would have a significantly higher debt burden - 50% of total capital.

Dividend Payout In Excess of Earnings To meet its dividend promise, MidAmerican may have to pay out significantly more than it earns to write checks to shareholders. We believe that this will not be sustainable.

Job Cuts As stated in MidAmerican's proxy, to obtain their projected cost savings of $28 million in the first year of a merger, MidAmerican would have to cut 450 jobs, or about 20 percent of the current IES workforce.

In addition, they have spent millions of dollars of your money to launch a proxy contest to block the merger between IES and two other companies that has been in the process for fifteen months.

We urge you to question Russ Christiansen and Stan Bright -MidAmerican's top executives - as well as your Board of Directors, why they have taken these actions, which we believe are contrary to the best interests of MidAmerican shareholders.

Since time is very short, we encourage you to call Mr. Christiansen or Mr. Bright directly at (515) 242-4001.

On behalf of the IES Board of Directors,


Lee Liu
Chairman of the Board,
President and
Chief Executive Officer

                            It's Time To Describe The
                       MidAmerican Proposal for What It Is

                A last-minute attempt by a weaker company trying
                   to stop the formation of Interstate Energy
                                  Corporation.


MidAmerican doesn't want to operate next to a company with:
- -----------------------------------------------------------

o        Higher Growth Rates

                  Retail Sales Growth Per Year (1991-1995)
                  ----------------------------------------
                  MidAmerican                          1.1%
                  Interstate Energy Merger Partners
                     IES                               4.4%
                     Interstate Power                  3.0%
                     Wisconsin Power & Light           3.5%

o        Lower Customer Rates

                  Average Residential Customer Charge (cents/Kwh)
                  -----------------------------------------------
                  MidAmerican                          9.17
                  Interstate Energy Merger Partners
                     IES                               8.15
                     Interstate Power                  7.45
                     Wisconsin Power & Light           6.82
                  (EE rankings, 1995)

o        Lower Production Costs

                  Production Costs: 1994 (cents/Kwh)
                  ----------------------------------
                  MidAmerican                          3.68 (Iowa-Illinois)
                                                       3.12 (Midwest Resources)
                  IES                                  3.10
                  Wisconsin                            2.58
                  (Goldman Sachs Electric Utilities,   U.S. Research, February
                  1996)

o        Stronger Financial Ratings
                                            S&P        Valueline Safety (1996)
                  MidAmerican                A+                 3
                  Wisconsin Power & Light    AA                 1

o        Stronger Shareholder Returns
                  Cumulative Return for Past Five Years
                  -------------------------------------
                  MidAmerican                21%
                  Wisconsin Power & Light    60%

So what does MidAmerican do? It makes huge promises to everybody shareholders, employees and customers. Promises we don't think they can fulfill. Look at what MidAmerican has done in the past - don't be fooled again by MidAmerican's promises.

             Vote "Yes" For The People Who Know How To Create Value
             For Shareholders, Communities, Customers and Employees
         Vote "Yes" For The Three Way Merger to Create Interstate Energy


                                       -2-

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